[GRAPHIC-REPRESENTATION OF CCBT FINANCIAL COMPANIES, INC. STOCK CERTIFICATE]

                        CCBT FINANCIAL COMPANIES, INC.

                  INCORPORATED UNDER THE LAWS OF MASSACHUSETTS


                                                               CUSIP 12500Q 10 2

This is to certify that







is the holder of


                      Shares of the Common Capital Stock of
                         CCBT Financial Companies, Inc.


transferable only on the books of the Company by assignment in writing by the holder of record hereof or his legal representative upon surrender of this certificate.

         This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Organizations and By-laws of the Company as heretofore or hereafter amended, and the par value of the shares represented hereby is and shall be as set forth in said Articles so amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF CCBT Financial Companies, Inc. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.



/s/Noal D. Reid                                          /s/Stephen B. Lawson
-------------------                                      -----------------------
Noal D. Reid                                             Stephen B. Lawson

TREASURER                     [GRAPHIC-LOGO]                           PRESIDENT



                                                            AUTHORIZED SIGNATURE

                                                    TRANSFER AGENT AND REGISTRAR

                    COUNTERSIGNED AND REGISTERED: REGISTRAR AND TRANSFER COMPANY

                             EXHIBIT 4.1 CONTINUED


For value received, _____________hereby sell, assign transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                       ]
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Bank full power of substitution in the premises.

Dated________________________
                              ____________________________________________

In Presence of

___________________

         NOTICE:  The signature to this assignment must correspond with the name
as  written  upon  the face of the   certificate  in  every  particular  without
alteration or enlargement or any change whatever.

                                       2